EXHIBIT 10.2

AMENDMENT NO. 4
TO AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

This Amendment No. 4 to Amended and Restated Note Purchase Agreement (this “Amendment”), dated as of April 19, 2013, is made by and among (i) AEMETIS ADVANCED FUELS KEYES, INC. (f/k/a AE Advanced Fuels Keyes, Inc.), a Delaware corporation (“AEAFK”), AEMETIS FACILITY KEYES, INC., a Delaware corporation and successor-in-interest to Keyes Facility Acquisition Corp., a Delaware corporation (“Keyes Facility”, together with AEAFK, the “Borrowers”), AEMETIS, INC. (formerly known as AE Biofuels, Inc.), a Nevada corporation (“Parent”), and (ii) THIRD EYE CAPITAL CORPORATION, an Ontario corporation, as agent for the Noteholders (“Agent”), THIRD EYE CAPITAL CREDIT OPPORTUNITIES FUND - INSIGHT FUND (“TEC Insight Fund Purchaser”) and SPROTT PC TRUST (“Sprott PC Trust Purchaser”, and together with TEC Insight Fund Purchaser, “Noteholders”).

RECITALS

A. The Borrowers, Agent and Noteholders entered into the Amended and Restated Note Purchase Agreement dated as of July 6, 2012, as amended by a Limited Waiver and Amendment No.1 to Amended and Restated Note Purchase Agreement dated as of October 18, 2012, as amended by a Limited Waiver and Amendment No. 2 to Amended and Restated Note Purchase Agreement dated as of February 27, 2013, as amended by a Limited Waiver and Amendment No. 3 to Amended and Restated Note Purchase Agreement dated as of April 15, 2013 (as the same may be amended, restated, supplemented, revised or replaced from time to time, the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

B. The Borrowers have requested, and the Agent and Noteholders have agreed, to amend the Agreement on the terms and conditions contained herein.

AGREEMENT

SECTION 1. Reaffirmation of Indebtedness. The Borrowers hereby confirm that as of April 17, 2013, the outstanding principal balance of the Notes and accrued and unpaid interest thereon (excluding any Default or Event of Default interest) is $64,084,161.42.

SECTION 2. Amendments. The following sections of the Agreement shall be and hereby are amended as follows:

(A) Recitals Part of Agreement. The foregoing recitals are hereby incorporated into and made a part of the Agreement, including all defined terms referenced therein.

(B) Section 1.1 (Definitions). Section 1.1 of the Agreement is hereby amended by substituting and adding the following definitions in lieu of or in addition to the versions of such terms and related definitions contained in the Agreement, as applicable, in the appropriate alphabetical order:

“Financing” means, collectively, (i) the issuance and sale by the Borrowers of $7,184,573.64 aggregate principal amount of Existing Notes pursuant to this Agreement, (ii) the issuance and sale by the Borrowers of $15,000,000 aggregate principal amount of Acquisition Notes pursuant to this Agreement, (iii) the issuance and sale by the Borrowers of up to $30,184,599 aggregate principal amount of Revolving Notes pursuant to this Agreement and (iv) the issuance and sale by the Borrowers of $10,000,000 aggregate principal amount of Revenue Participation Notes pursuant to this Agreement and (iv) the entry into by the parties thereto of the other transactions contemplated by the Financing Documents.

“Non-Revolving Portion” means, the Special Advances, the First Amendment and Waiver Fee Advances, the Second Amendment and Waiver Fee Advance and the Third Amendment Waiver and Fee Advance in the aggregate principal amount of $12,184,599.

“Revolving Notes” means, collectively, the revolving notes to be issued by the Borrowers made payable to the Noteholders at the First Closing and any Subsequent Closing in the form attached hereto as Exhibit C-4 up to a maximum aggregate original principal amount of $30,184,599.

“Special Advances” means, collectively, (i) the portion of the Revolving Notes issued on September 28, 2012 and October 1, 2012 in the original principal amount of $1,000,000 in the aggregate, the portion of the Revolving Notes issued after the First Amendment Effective Date and prior to the Second Amendment Effective Date in the original principal amount of $1,000,000, (ii) the portion of the Revolving Notes issued on the Third Amendment Effective Date in the original principal amount of $3,184,599, which is comprised of an advance of $3,100,000 to the Borrowers on or about February 27, 2013, plus accrued but unpaid interest thereon in the amount of $84,599 (the “February 2013 Special Advance”) and (iii) the portion of the Revolving Notes issued on the Fourth Amendment Effective Date in the original principal amount of $2,000,000 (the “April 2013 Special Advance”).

“Subsequent Closing” means, at the option of the Borrowers, one or more Closings for the purchase and sale of Revolving Notes following the First Closing, in each case as contemplated herein, provided that no more than $30,184,599 principal amount of Revolving Notes shall be issued and outstanding at any time.

“Fourth Amendment Effective Date” means April 19, 2013.

(C) Section 2.3 (Creation and Issuance of the Notes). Section 2.3 of the Agreement is deleted in its entirety and replaced with the following:

“2.3 Creation and Issuance of the Notes. The Borrowers hereby create and authorize the Notes for issuance in the aggregate principal amount of up to $62,369,172.64. The Notes shall be dated as of their applicable Issue Date (including all replacement certificates issued in accordance with this Agreement) and will become due and payable, together with all accrued and unpaid interest thereon, on the Maturity Date. Other than the Revolving Portion of the Revolving Notes, which may be re-issued once redeemed, neither the Non-Revolving Portion of the Revolving Notes nor any other Notes, may be re-issued once redeemed.”

(D) Section 2.4 (Subsequent Closings and Revolving Notes). Section 2.4 of the Agreement is deleted in its entirety and replaced with the following:

“2.4 Subsequent Closings and Revolving Notes. Subject to the terms and conditions set forth in Section 2.2, on and after the date of this Agreement and upon written notice by the Borrowers to the Administrative Agent of not less than ten Business Days in substantially the form attached hereto as Exhibit B (each, a “Revolving Loan Request”), the Noteholders, severally, and not jointly, agree to issue Revolving Notes in an aggregate amount not to exceed at any time outstanding the amount identified in the Allocation Notice; provided, however, that (i) after giving effect to any outstanding Revolving Notes, the aggregate principal amount of all outstanding Revolving Notes shall not exceed $30,184,599, (ii) $3,000,000 of the Revolving Notes may only be used by the Borrowers to pay the First Amendment and Waiver Fee and for no other purpose (the “First Amendment and Waiver Fee Advances”), (iii) $1,500,000 of the Revolving Notes may only be used by the Borrowers to pay the cash portion of the Second Amendment and Waiver Fee (the “Second Amendment and Waiver Fee Advance”), (iv) $500,000 of the Revolving Notes may only be used by the Borrowers to pay the cash portion of the Third Amendment and Waiver Fee (the “Third Amendment and Waiver Fee Advance”), and (v) once the portion of the Revolving Notes representing the Third Amendment and Waiver Fee Advance, the Second Amendment and Waiver Fee Advance, the First Amendment and Waiver Advances and the Special Advances have been redeemed, such amounts shall not be re-issued. The aggregate principal amount of any new Revolving Notes issued at any Subsequent Closing must be at least $500,000 and in increments of $100,000. At each Subsequent Closing, the Borrowers shall deliver an officer’s certificate to the Administrative Agent and such other evidence reasonably acceptable to the Administrative Agent that the conditions precedent set forth in Section 2.2 have been met. The proposed use of proceeds in each Revolving Loan Request shall be acceptable to the Agent in its reasonable discretion.”

(E) Section 4.2 (Redemption on Occurrence of Certain Events). Section 4.2(3) of the Agreement is amended and restated as follows:

“(3) Redemption of a Portion of the Revolving Notes. Notwithstanding anything to the contrary in this Agreement, the Borrowers shall use 50% of the net proceeds of any equity offering of Capital Stock by any Company Party in excess of $1,500,000 to repay in full, the February 2013 Special Advance, together with all interest thereon, and once the February 2013 Special Advance is repaid in full, the April 2013 Special Advance, together with all interest thereon. In addition, notwithstanding the definition of “Revolving Notes Stated Maturity Date”, (a) the April 2013 Special Advance, together with all interest thereon, shall be repaid in full no later than the earlier of (i) August 22, 2013 and (ii) the date on which the Parent or any other Company Party completes an equity offering that results in gross proceeds, together with gross proceeds from any previous equity offering of the Parent or any other Company Party since March 29, 2013, of at least $7,000,000 in the aggregate and (b) the February 2013 Special Advance, together with all interest thereon, shall be repaid in full no later than September 30, 2013.

SECTION 3. Conditions to Effectiveness. This Amendment shall be effective only upon and subject to satisfaction of the following conditions precedent:

(A) Agent shall have received this Amendment duly executed by the parties hereto.

(B) TEC Insight Fund Purchaser shall have received an amendment fee consisting of $300,000 and 1,000,000 shares of the common stock of the Parent (collectively, the “Third Amendment Fee”), and such Third Amendment Fee shall be deemed fully earned and nonrefundable.

(C) Agent shall have received a Fourth Amended and Restated Revolving Note for TEC Insight Fund Purchaser duly executed by the Borrowers in the original principal amount of $7,636,919.80.

(D) Agent shall have received a Reaffirmation of Unconditional Personal Guaranty, duly executed by the Chairman.

(E) Agent shall have received a Reaffirmation of Guaranty, duly executed by the Company Parties (other than the Borrowers).

(F) Agent shall have received a Reaffirmation of Guaranty, duly executed by McAfee Capital LLC.

(G) Agent shall have received a certificate of a Senior Officer of the Parent and each Borrower certifying (1) that no change has occurred to the Organizational Documents of such Person since certified copies thereof were previously delivered to the Agent and (2) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of each such Person authorizing the execution, delivery and performance of the Note Purchase Documents to which such Person is a party delivered in connection with this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force.

(H) Agent shall have performed and complied with all of the covenants and conditions required by this Amendment and the Note Purchase Documents to be performed and complied with upon the Third Amendment Effective Date.

(I) Within five Business Days following the Fourth Amendment Effective Date, Chairman shall deliver a legal opinion, in form and substance acceptable to Agent in its sole discretion, regarding the delivery of additional collateral to secure the Chairman’s obligations with respect to the Chairman’s Guarantee.

(J) Agent shall have received all other approvals, opinions, documents, agreements, instruments, certificates, schedules and materials as Agent may reasonably request.

Each Borrower acknowledges and agrees that the failure to perform, or to cause the performance of, the foregoing covenants and agreements will constitute an Event of Default under the Agreement and Agent and Noteholders shall have the right to demand the immediate repayment in full in cash of all outstanding Indebtedness owing to Agent and Noteholders under the Agreement, the Notes and the other Note Purchase Documents. In consideration of the foregoing and the transactions contemplated by this Amendment, each Borrower hereby (a) ratifies and confirms all of the obligations and liabilities of such Borrower owing pursuant to the Agreement and the other Note Purchase Documents, and (b) agrees to pay all costs, fees and expenses of Agent and Noteholders in connection with this Amendment.

SECTION 4. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement and other Note Purchase Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of, or consent to or departure from, any provisions of the Agreement or any other Note Purchase Document or any right, power or remedy of Agent or Noteholders thereunder, nor constitute a waiver of any provision of the Agreement or any other Note Purchase Document, or any other document, instrument or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Amendment shall not preclude the future exercise of any right, remedy, power, or privilege available to Agent or Noteholders whether under the Agreement, the other Note Purchase Documents, at law or otherwise. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation or satisfaction and accord of the Agreement or any other Note Purchase Documents, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement and Note Purchase Documents as amended by this Amendment, as though such terms and conditions were set forth herein. Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and each reference herein or in any other Note Purchase Documents to “the Agreement” shall mean and be a reference to the Agreement as amended and modified by this Amendment.

SECTION 5. Representations. Each of the Parent and the Borrowers hereby represents and warrants to Agent and Noteholders as of the date of this Amendment as follows: (A) it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; (B) the execution, delivery and performance by it of this Amendment and all other Note Purchase Documents executed and delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its articles of incorporation, bylaws or other organizational documents, or (ii) any applicable law; (C) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Entity or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Note Purchase Documents executed and delivered in connection herewith by or against it; (D) this Amendment and all other Note Purchase Documents executed and delivered in connection herewith have been duly executed and delivered by it; (E) this Amendment and all other Note Purchase Documents executed and delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (F) after giving effect to this Amendment, it is not in default under the Agreement or any other Note Purchase Documents and no Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (G) the representations and warranties contained in the Agreement and the other Note Purchase Documents are true and correct in all material respects as of the date hereof as if then made, except for such representations and warranties limited by their terms to a specific date.

SECTION 6. Miscellaneous.

(A) This Amendment may be executed in any number of counterparts (including by facsimile or email), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile or scanned signature and that it accepts the facsimile or scanned signature of each other party. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof. Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine. The use of the word “including” in this Amendment shall be by way of example rather than by limitation. The use of the words “and” or “or” shall not be inclusive or exclusive.

(B) This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified without the written consent of the Borrowers and Agent. This Amendment shall be considered part of the Agreement and shall be a Note Purchase Document for all purposes under the Agreement and other Note Purchase Documents.

(C) This Amendment, the Agreement and the Note Purchase Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto. There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

(D) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

(E) Neither the Parent nor any Borrower may assign, delegate or transfer this Amendment or any of their rights or obligations hereunder. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of the Borrowers or any Company Party. Nothing contained in this Amendment shall be construed as a delegation to Agent or Noteholders of the Borrowers or any Company Party’s duty of performance, including any duties under any account or contract in which Agent or Noteholders have a security interest or lien. This Amendment shall be binding upon the Borrowers, the Parent and their respective successors and assigns.

(F) All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by Agent or Noteholders shall affect such representations or warranties or the right of Agent or Noteholders to rely upon them.

(G) THE BORROWERS AND THE PARENT ACKNOWLEDGE THAT SUCH PERSON’S PAYMENT OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR ANY NOTEHOLDER. THE BORROWERS AND THE PARENT HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH NOTEHOLDER AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH PERSON MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER NOTE PURCHASE DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

{Signatures appear on following pages.}

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BORROWERS:

AEMETIS ADVANCED FUELS KEYES, INC.

By:	/s/ Eric A. McAfee
Name:	Eric A. McAfee
Title:	Chief Executive Officer

AEMETIS FACILITY KEYES, INC.

By:	/s/ Eric A. McAfee
Name:	Eric A. McAfee
Title:	Chief Executive Officer

PARENT:

AEMETIS, INC.

By:	/s/ Eric A. McAfee
Name:	Eric A. McAfee
Title:	Chief Executive Officer

Acknowledged and agreed with respect to Sections 3(I) of this Amendment:

WITNESS:

/s/ Todd Waltz	/s/ Eric A. McAfee
Name: Todd Waltz	Eric A. McAfee

Signature Page to Amendment No. 4

ADMINISTRATIVE AGENT:

THIRD EYE CAPITAL CORPORATION

By:	/s/ Arif N. Bhalwani
Name:	Arif N. Bhalwani
Title:	Managing Director

By:	/s/ David G. Alexander
Name:	David G. Alexander
Title:	Managing Director

NOTEHOLDERS:

SPROTT ASSET MANAGEMENT GP INC., in its capacity as general partner of SPROTT ASSET MANAGEMENT L.P., in its capacity as Manager of SPROTT PC TRUST

By:	/s/ Steve Rostowsky
Name:	Steve Rostowsky
Title:	CFO

THIRD EYE CAPITAL CREDIT OPPORTUNITIES S.ar.l, it its capacity as Managing General Partner of THIRD EYE CAPITAL CREDIT OPPORTUNITIES FUND – INSIGHT FUND

By:	/s/ Richard Goddard
Name:	Richard Goddard
Title:	Manager

By:	/s/ Robert L. DeNormandie
Name:	Robert L. DeNormandie
Title:	Manager

Signature Page to Amendment No. 4